The Hartford Target Retirement 2015 Fund

Summary Prospectus

The Hartford Mutual Funds

March 1, 2010

Class	Ticker
R3	HTJRX
R4	HTJSX
R5	HTJTX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.hartfordmutualfunds.com/prospectuses.  You can also get this information at no cost by calling 1-888-843-7824 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s prospectus dated March 1, 2010, statement of additional information dated March 1, 2010 and annual report dated October 31, 2009 are incorporated into this summary prospectus by reference.  The Fund’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:

The Fund’s goal is to maximize total return and secondarily, to seek capital preservation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	R3	R4	R5
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None
Exchange fees	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	R3	R4	R5
Management fees	0.15%	0.15%	0.15%
Distribution and service (12b-1) fees	0.50%	0.25%	—
Other expenses	1.59%	1.52%	1.50%
Acquired Fund fees and expenses	0.74%	0.74%	0.74%
Total annual fund operating expenses	2.98%	2.66%	2.39%
Less: Contractual expense reimbursement(1)	1.83%	1.81%	1.59%
Net operating expenses(1)	1.15%	0.85%	0.80%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.30% (Class R3), 1.00% (Class R4) and 0.80% (Class R5).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2011, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.  In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.15% (Class R3) and 0.85% (Class R4).  This latter agreement is scheduled to terminate on February 28, 2011 and not be renewed.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•      Your investment has a 5% return each year

•      The Fund’s operating expenses remain the same

•      You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$117	$749	$1,406	$3,169
R4	$87	$654	$1,248	$2,859
R5	$82	$593	$1,131	$2,604

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
R3	$117	$749	$1,406	$3,169
R4	$87	$654	$1,248	$2,859
R5	$82	$593	$1,131	$2,604

Portfolio Turnover.  The Fund pays no transaction costs, such as commissions, when it buys and sells shares of the Underlying Funds.  The Underlying Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs affect the Underlying Funds’ performance.  Portfolio turnover rates for the Underlying Funds are available in the prospectus for each Underlying Fund.

PRINCIPAL INVESTMENT STRATEGY.  The Fund is designed for investors who plan to retire close to the year 2015, and who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through retirement.  The Fund seeks its goal by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds (“ETFs”) through the implementation of a strategic asset allocation strategy.  As of March 1, 2010, under normal market conditions the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), adjusts the Fund’s investments to achieve approximately 63% of assets in equity securities and equity funds and approximately 37% of assets in fixed income securities and fixed income funds, although these percentages may vary from time to time.  Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income funds.  By the target retirement date (2015) the Fund’s investments are expected to be approximately 55% in equity securities and equity funds and approximately 45% in fixed income securities and fixed income funds, although these percentages may vary from time to time.  The Fund will continue to invest after its target retirement date (2015), gradually reaching its most conservative allocation of approximately 30% in equity securities and equity funds and 70% in fixed income securities and fixed income funds approximately 25 years from the date indicated in the Fund’s name.

MAIN RISKS.  The primary risks of investing in the Fund are described below in alphabetical order.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Allocation Concentration Risk — As a result of the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

Allocation Limitations Risk — Because the fund has set limitations on the amount of assets that may be allocated to each asset class, the fund has less flexibility in its investment strategy than mutual funds that are not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

Asset Allocation Risk - The risk that the sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers.  Although allocation among different asset classes generally limits the fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Stock Market Risk - Stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Target Date Allocation Risk - The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the target retirement year approaches. Therefore, the farther away the fund is from its target year, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to its target year, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

Underlying Equity Fund Risk — The fund is exposed to the risks of the underlying equity funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund.  In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying equity funds include risks specific to their strategies, such as small-cap stock risk, value orientation risk, and foreign investments risk, among others, as well as risks related to the equity markets in general.

Underlying Fixed Income Fund Risk — The fund is exposed to the risks of the underlying fixed income funds in which it invests in direct proportion to the amount of assets the fund allocates to each underlying fund. In addition, the fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which the fund invests.  The risks of the underlying fixed income funds include credit risk, derivatives risk, foreign investments risk, interest rate risk and liquidity risk among others.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

•      Assume reinvestment of all dividends and distributions

•      Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:

•      Shows the Fund’s total return for the first full calendar year of operation

•      Does not include the effect of sales charges as no sales charges are applied to shares of Class R3, Class R4 and Class R5

•      Shows the returns of Class R5 for one full calendar year.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest   14.41% (2nd quarter, 2009)   Lowest  -4.78% (1st quarter, 2009)

AVERAGE ANNUAL RETURNS. The table shows returns for the Fund over time compared to those of a broad-based market index.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Average annual total returns for periods ending 12/31/09
(excluding sales charges)

		Lifetime
	1 Year	(since 10/31/08)
Share Classes (Return Before Taxes)
Class R3	28.04%	20.81%
Class R4	28.48%	21.22%
Class R5	28.52%	21.26%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	15.77%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	11.43%

MANAGEMENT.  The Fund’s investment manager is HIFSCO.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Ed Caputo, CFA	Vice President	2008
Hugh Whelan, CFA	Managing Director	2008

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors. Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class R3 Class R4 Class R5	No minimum initial investment Offered only to employer- sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

The Fund’s shares are redeemable.  You may sell your shares on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire.  In certain circumstances you will need to write to Hartford Administrative Services Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

MFSUM-TR1510
March 1, 2010